UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06506

Western Asset Intermediate Muni Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

ITEM 1.                             REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2009

Western Asset Intermediate Muni Fund Inc.

(SBI)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes* consistent with prudent investing.

* Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	14

Statement of operations	15

Statements of changes in net assets	16

Financial highlights	17

Notes to financial statements	18

Additional shareholder information	24

Dividend reinvestment plan	25

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy remained weak during the six-month reporting period ended June 30, 2009. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. Economic contraction has continued in 2009 as GDP fell 6.4% during the first quarter and the advance estimate for the second quarter is a 1.0% decline. The economy’s more modest contraction in the second quarter was due, in part, to smaller declines in exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately six and a half million jobs have been shed and we have experienced eighteen consecutive months of job losses. In addition, the unemployment rate continued to move steadily higher, rising from 9.4% in May to 9.5% in June 2009, to reach its highest rate since August 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable in recent months and, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and inventory levels were drawn down.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Western Asset Intermediate Muni Fund Inc.	I

Letter from the chairman continued

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•       Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•       Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•       Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

Both short- and long-term Treasury yields fluctuated during the reporting period. This was often prompted by changing perceptions regarding the economy, future Fed policy decisions and the government’s initiatives to stabilize the financial system. When the period began, Treasury yields were extremely low, given numerous “flights to quality” in 2008 that were triggered by the financial crisis. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields drifted even lower (and their prices higher) in mid-January 2009. Yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.11% and 3.53%. Over the six months ended June 30, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus

II	Western Asset Intermediate Muni Fund Inc.

program. In a reversal from 2008, investor risk aversion faded as the six-month reporting period progressed, driving spread sector (non-Treasury) prices higher.

The municipal bond market outperformed its taxable bond counterpart over the six months ended June 30, 2009. Over that period, the Barclays Capital Municipal Bond Indexiv and the Barclays Capital U.S. Aggregate Indexv returned 6.43% and 1.90%, respectively. Municipal securities outperformed the taxable bond market during four of the six months of the reporting period, as risk aversion decreased and investors were drawn to the attractive yields and valuations in the tax-free market.

Performance review

For the six months ended June 30, 2009, Western Asset Intermediate Muni Fund Inc. returned 9.40% based on its net asset value (“NAV”)vi and 12.73% based on its New York Stock Exchange Amex (“NYSE Amex”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital 1-15 Year Municipal Bond Indexvii, returned 4.19% over the same time frame. The Lipper Intermediate Municipal Debt Closed-End Funds Category Averageviii returned 11.06% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.20 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2009. Past performance is no guarantee of future results.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT as of June 30, 2009 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$9.09 (NAV)	9.40%
$8.30 (Market Price)	12.73%

*

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Western Asset Intermediate Muni Fund Inc.	III

Letter from the chairman continued

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•       Fund prices and performance,

•       Market insights and commentaries from our portfolio managers, and

•       A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to certain regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the NYSE Amex listings. The daily NAV is available on-line under the symbol “XSBIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

IV	Western Asset Intermediate Muni Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 31, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Lower-rated, higher-yielding bonds, known as “junk bonds,” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
v

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The Barclays Capital (formerly Lehman Brothers) 1—15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset Intermediate Muni Fund Inc.	V

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2009

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
MUNICIPAL BONDS† — 100.0%
	Alabama — 3.0%
$3,000,000	Alabama State Public School & College Authority, FSA, 5.125% due 11/1/15	$3,041,580
1,225,000	Baldwin County, AL, Board of Education, Capital Outlay School Warrants, AMBAC, 5.000% due 6/1/20	1,271,820
1,000,000	Saraland, AL, GO, NATL, 5.250% due 1/1/15	1,036,540
	Total Alabama	5,349,940
	Alaska — 1.6%
1,000,000	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargo Port LLC, 8.000% due 5/1/23(a)	879,420
500,000	Anchorage, AK, GO, Refunding, FGIC, 6.000% due 10/1/14	586,440
1,250,000	North Slope Boro, AK, Refunding, NATL, 5.000% due 6/30/15	1,369,500
	Total Alaska	2,835,360
	Arizona — 0.1%
158,000	Maricopa County, AZ, Hospital Revenue, St. Lukes Medical Center, 8.750% due 2/1/10(b)	165,467
	Arkansas — 1.4%
1,500,000	Arkansas State Development Finance Authority Hospital Revenue, Washington Regional Medical Center, 7.000% due 2/1/15(c)	1,542,915
1,000,000	Warren County, AR, Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.000% due 4/1/12(a)	978,000
	Total Arkansas	2,520,915
	California — 3.0%
1,500,000	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20	1,357,875
2,000,000	California Statewide CDA Revenue, Lodi Memorial Hospital, 5.000% due 12/1/22	1,867,440
655,000	Los Angeles, CA, COP, Hollywood Presbyterian Medical Center, INDLC, 9.625% due 7/1/13(b)	763,710
210,000	San Francisco, CA, Airport Improvement Corp. Lease Revenue, United Airlines Inc., 8.000% due 7/1/13(b)	237,453
1,000,000	San Francisco, CA, City & County Airports Commission, International Airport Revenue, 6.500% due 5/1/10(a)(d)(e)	1,024,780
50,000	San Leandro, CA, Hospital Revenue, Vesper Memorial Hospital, 11.500% due 5/1/11(b)	56,665
	Total California	5,307,923
	Colorado — 6.3%
1,860,000	Broomfield, CO, COP, Open Space Park & Recreation Facilities, AMBAC, 5.500% due 12/1/20	1,880,628
	Colorado Educational & Cultural Facilities Authority Revenue Charter School:
1,000,000	Bromley East Project, 7.000% due 9/15/20(c)	1,127,160
1,155,000	Bromley School Project, XLCA, 5.125% due 9/15/20	1,204,330

See Notes to Financial Statements.

2	Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Colorado — 6.3% continued
$1,350,000	Refunding & Improvement, University Lab School, XLCA, 5.250% due 6/1/24	$1,234,926
500,000	University Lab School Project, 6.125% due 6/1/21(c)	544,100
710,000	Denver, CO, Health & Hospital Authority, 6.250% due 12/1/16(c)	789,108
2,000,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue, 6.125% due 11/15/23	1,921,460
1,765,000	Pueblo, CO, Bridge Waterworks Water Revenue, Improvement, FSA, 6.000% due 11/1/14(c)	1,886,891
750,000	SBC Metropolitan District, CO, GO, ACA, 5.000% due 12/1/25	527,685
	Total Colorado	11,116,288
	Connecticut — 2.1%
2,000,000	Connecticut State HEFA Revenue, Bristol Hospital, 5.500% due 7/1/21	1,825,880
1,855,000	Connecticut State Special Obligation Parking Revenue, Bradley International Airport, ACA, 6.375% due 7/1/12(a)	1,800,537
	Total Connecticut	3,626,417
	Florida — 2.9%
55,000	Lee County, FL, Southwest Florida Regional Airport Revenue, NATL, 8.625% due 10/1/09(b)	55,998
2,000,000	Miami-Dade County, FL, School Board, COP, 5.000% due 2/1/24	1,995,820
1,070,000	Old Palm Community Development District, FL, Palm Beach Gardens, 5.375% due 5/1/14	857,402
	Orange County, FL, Health Facilities Authority Revenue:
275,000	First Mortgage Healthcare Facilities, 8.750% due 7/1/11	276,177
1,500,000	Hospital Adventist Health Systems, 6.250% due 11/15/24(c)	1,692,465
130,000	Southern Adventist Hospital, Adventist Health Systems, 8.750% due 10/1/09(b)	132,526
	Total Florida	5,010,388
	Georgia — 6.4%
970,000	Athens, GA, Housing Authority Student Housing Lease Revenue, University of Georgia East Campus, AMBAC, 5.250% due 12/1/23	986,548
2,000,000	Atlanta, GA, Water & Wastewater Revenue, 6.000% due 11/1/23	2,013,560
650,000	Chatham County, GA, Hospital Authority Revenue, Hospital Memorial Health Medical Center, 6.000% due 1/1/17	608,303
1,000,000	DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project, 6.000% due 7/1/29	1,036,460
	Georgia Municipal Electric Authority:
3,000,000	Power Revenue, Refunding, FSA, 5.000% due 1/1/18	3,150,480
315,000	Power System Revenue, 6.500% due 1/1/12	339,636
1,000,000	Griffin, GA, Combined Public Utilities Revenue, Refunding & Improvement, AMBAC, 5.000% due 1/1/21	1,024,060
1,895,000	Metropolitan Atlanta Rapid Transit Georgia Sales Tax Revenue, 7.000% due 7/1/11(b)	2,020,695
	Total Georgia	11,179,742

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report	3

Schedule of investments (unaudited) continued

June 30, 2009

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Illinois — 3.0%
$535,000	Bourbonnais, IL, Industrial Development Revenue, Refunding Kmart Corp. Project, 6.600% due 10/1/09(f)	$10,700
1,500,000	Chicago, IL, O’Hare International Airport, Revenue, Refunding Bonds, Lien A-2, FSA, 5.750% due 1/1/19(a)	1,536,225
1,000,000	Cicero, IL, Tax Increment, XLCA, 5.250% due 1/1/21	806,090
830,000	Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project, 7.100% due 12/1/15(b)	960,617
300,000	Illinois Development Finance Authority, Chicago Charter School Foundation Project A, 5.250% due 12/1/12(b)	309,939
175,000	Illinois Health Facilities Authority Revenue, Methodist Medical Center of Illinois Project, 9.000% due 10/1/10(b)	177,910
1,310,000	Kane County, IL, GO, FGIC, 5.500% due 1/1/14(c)	1,411,473
	Total Illinois	5,212,954
	Indiana — 2.9%
800,000	Ball State University, Indiana University Revenue, Student Fee, FGIC, 5.750% due 7/1/20(c)	888,272
4,000,000	Indianapolis, IN, Thermal Energy System, Multi-Mode, 5.000% due 10/1/23(d)	4,167,920
70,000	Madison County, IN, Hospital Authority Facilities Revenue, Community Hospital of Anderson Project, 9.250% due 1/1/10(b)	72,977
	Total Indiana	5,129,169
	Iowa — 1.0%
1,000,000	Iowa Finance Authority, Health Care Facilities Revenue, Genesis Medical Center, 6.250% due 7/1/20	1,012,830
600,000	Muscatine, IA, Electric Revenue, 9.700% due 1/1/13(b)	700,116
	Total Iowa	1,712,946
	Kansas — 1.4%
2,500,000	Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light, 5.250% due 4/1/13(d)(e)	2,507,350
	Louisiana — 0.1%
155,000	Louisiana Public Facilities Authority Hospital Revenue, Southern Baptist Hospital Inc. Project, Aetna, 8.000% due 5/15/12(b)	167,025
	Maryland — 0.4%
710,000	Maryland State Health & Higher EFA Revenue, Refunding Mercy Medical Center, FSA, 6.500% due 7/1/13	743,796
	Massachusetts — 5.7%
1,130,000	Lancaster, MA, GO, AMBAC, 5.375% due 4/15/17	1,195,461
2,000,000	Massachusetts Educational Financing Authority Education Loan Revenue, 6.125% due 1/1/22(a)	2,031,040
	Massachusetts State DFA Revenue:
500,000	Curry College, ACA, 6.000% due 3/1/20	484,300
370,000	VOA Concord, GNMA-Collateralized, 6.700% due 10/20/21(c)	434,646

See Notes to Financial Statements.

4	Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Massachusetts — 5.7% continued
	Massachusetts State HEFA Revenue:
	Caritas Christi Obligation:
$2,000,000	6.500% due 7/1/12	$2,042,240
835,000	6.750% due 7/1/16	855,124
1,000,000	Milford-Whitinsville Regional Hospital, 6.500% due 7/15/23(c)	1,151,080
940,000	Winchester Hospital, 6.750% due 7/1/30(c)	990,440
840,000	Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue, Arbors at Amherst Project, GNMA-Collateralized, 5.750% due 6/20/17(a)	846,426
	Total Massachusetts	10,030,757
	Michigan — 4.2%
1,000,000	Jenison, MI, Public Schools GO, Building and Site, FGIC, 5.500% due 5/1/20	1,044,170
2,640,000	Michigan State Housing Development Authority Rental Housing Revenue, 5.250% due 10/1/24	2,620,913
	Michigan State, Hospital Finance Authority Revenue:
1,000,000	Oakwood Obligated Group, 5.500% due 11/1/18	951,400
	Refunding, Hospital Sparrow Obligated:
500,000	5.000% due 11/15/12	511,125
1,190,000	5.000% due 11/15/14	1,215,145
1,000,000	Walled Lake, MI, Consolidated School District, NATL, 5.000% due 5/1/22	1,038,770
	Total Michigan	7,381,523
	Missouri — 2.9%
1,000,000	Hazelwood, MO, School District, Missouri Direct Deposit Program, FGIC, 5.000% due 3/1/23	1,037,790
405,000	Lees Summit, MO, IDA Health Facilities Revenue, John Knox Village, 5.750% due 8/15/11(b)	444,495
	Missouri State Environmental Improvement & Energy Resources Authority:
2,500,000	KC Power & Light Co. Project, 4.900% due 7/1/13(a)(d)(e)	2,366,500
1,000,000	Water Pollution Control, State Revolving Funds Program, 5.250% due 7/1/18	1,161,540
160,000	Nevada, MO, Waterworks Systems Revenue, AMBAC, 10.000% due 10/1/10(b)	165,418
	Total Missouri	5,175,743
	Nebraska — 1.0%
	NebHELP Inc. Nebraska Revenue, NATL:
800,000	6.200% due 6/1/13(a)	804,632
1,000,000	6.450% due 6/1/18(a)	964,640
	Total Nebraska	1,769,272

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

June 30, 2009

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Nevada — 0.2%
$275,000	Henderson, NV, Health Care Facilities Revenue, Unrefunded Balance, Catholic West, 6.200% due 7/1/09(b)	$275,000
	New Hampshire — 3.6%
	New Hampshire HEFA Revenue:
	Covenant Health:
445,000	6.500% due 7/1/17(c)	501,279
205,000	Unrefunded Balance, 6.500% due 7/1/17	214,455
6,400,000	Healthcare Systems Covenant Health, 5.000% due 7/1/28	5,530,048
	Total New Hampshire	6,245,782
	New Jersey — 5.4%
295,000	New Jersey EDA Revenue, Cigarette Tax, 5.625% due 6/15/17	274,946
	New Jersey State:
2,000,000	EFA Revenue, University of Medicine & Dentistry, 7.125% due 12/1/23	2,091,540
	Higher Education Assistance Authority, Student Loan Revenue:
3,000,000	5.875% due 6/1/21(a)	2,995,980
4,000,000	5.375% due 6/1/24	4,013,360
90,000	Ringwood Borough, NJ, Sewer Authority Special Obligation, 9.875% due 7/1/13(b)	104,268
	Total New Jersey	9,480,094
	New Mexico — 1.6%
1,100,000	Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC, 5.250% due 10/1/18	1,265,737
1,415,000	New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, NATL, 5.000% due 6/15/19	1,517,715
	Total New Mexico	2,783,452
	New York — 3.2%
395,000	New York City, NY, IDA, Civic Facilities Revenue, Community Hospital Brooklyn, 6.875% due 11/1/10	396,236
3,025,000	New York State Dormitory Authority, New York & Presbyterian Hospital, FSA, 5.250% due 2/15/24	3,109,307
2,000,000	New York State Thruway Authority, Highway & Bridge, Trust Fund Revenue, AMBAC, 5.000% due 4/1/21	2,083,520
	Total New York	5,589,063
	North Carolina — 0.8%
1,000,000	North Carolina Eastern Municipal Power Agency, Power System Revenue, 6.450% due 1/1/14	1,024,560
335,000	North Carolina Municipal Power Agency No. 1, Catawba Electricity Revenue, 10.500% due 1/1/10(b)	351,278
	Total North Carolina	1,375,838

See Notes to Financial Statements.

6	Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Ohio — 4.7%
$2,000,000	American Municipal Power-Ohio Inc., Electricity Purchase Revenue, 5.000% due 2/1/13	$1,988,960
345,000	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project, 6.750% due 1/1/10	349,060
1,000,000	Kettering, OH, City School District, School Improvement, FSA, 5.000% due 12/1/19	1,068,150
	Lake County, OH, Hospital Improvement Revenue:
60,000	Lake County Memorial Hospital Project, 8.625% due 11/1/09(b)	61,573
35,000	Ridgecliff Hospital Project, 8.000% due 10/1/09(b)	35,584
	Ohio State:
1,000,000	Air Quality Development Authority Revenue, FirstEnergy Generation Corp., 5.625% due 6/1/18	999,590
3,010,000	GO, Conservation Project, 5.250% due 9/1/13	3,175,761
	Water Development Authority Revenue:
440,000	Refunding, Safe Water Service, 9.375% due 12/1/10(b)	464,508
45,000	Safe Water, 9.000% due 12/1/10(b)	48,184
	Total Ohio	8,191,370
	Oregon — 0.4%
660,000	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections Inc. Project, 7.000% due 3/1/12(a)	659,373
	Pennsylvania — 5.4%
345,000	Conneaut, PA, School District GO, AMBAC, 9.500% due 5/1/12(b)	382,909
1,000,000	Harrisburg, PA, Parking Authority Parking Revenue, FSA, 5.500% due 5/15/20(c)	1,121,050
1,365,000	Northampton County, PA, IDA Revenue, Mortgage Moravian Hall Square Project, Radian, 5.500% due 7/1/19	1,245,248
1,000,000	Pennsylvania State IDA Revenue, Economic Development, AMBAC, 5.500% due 7/1/21	1,025,840
	Philadelphia, PA:
1,000,000	Gas Works Revenue, 7th General Ordinance, AMBAC, 5.000% due 10/1/17	960,960
1,000,000	School District, FSA, 5.500% due 2/1/23(c)	1,106,320
2,000,000	Water & Wastewater, FGIC, 5.250% due 11/1/14	2,117,060
1,350,000	Pittsburgh, PA, School District GO, FSA, 5.375% due 9/1/16	1,494,477
	Total Pennsylvania	9,453,864
	Rhode Island — 0.6%
1,000,000	Central Falls, RI, GO, Radian, 5.875% due 5/15/15	1,027,710
	South Carolina — 1.6%
1,445,000	Charleston, SC, Waterworks & Sewer Revenue, 5.250% due 1/1/16	1,512,207
1,100,000	Greenville County, SC, School District Installment Purchase, Revenue, Refunding, Building Equity, 6.000% due 12/1/21(c)	1,278,046
	Total South Carolina	2,790,253

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

June 30, 2009

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
	South Dakota — 1.4%
$2,400,000	Minnehana County, SD, GO, Limited Tax Certificates, 5.625% due 12/1/20(c)	$2,472,456
	Tennessee — 4.6%
210,000	Jackson, TN, Water & Sewer Revenue, 7.200% due 7/1/12(b)	224,104
	Tennessee Energy Acquisition Corp., Gas Revenue:
2,500,000	5.250% due 9/1/20	2,221,100
6,570,000	5.250% due 9/1/23	5,557,037
	Total Tennessee	8,002,241
	Texas — 10.7%
5,140,000	Austin Texas Electric Utility System Revenue, Refunding, AMBAC, 5.000% due 11/15/19	5,411,032
1,200,000	Brazos River, TX, Harbor Navigation District, BASF Corp. Project, 6.750% due 2/1/10	1,234,320
1,000,000	Dallas-Fort Worth, TX, International Airport Revenue, Refunding, FSA, 5.500% due 11/1/20(a)	1,008,160
	El Paso County, TX, Housing Finance Corp.:
255,000	La Plaza Apartments, Subordinated, 8.000% due 7/1/30	216,824
360,000	MFH Revenue, American Village Communities, 6.250% due 12/1/24	355,774
	El Paso, TX, Water & Sewer Revenue, Refunding & Improvement, FSA:
955,000	6.000% due 3/1/15(c)	1,073,515
45,000	Unrefunded Balance, 6.000% due 3/1/15	49,455
2,000,000	Fort Worth, TX, Water & Sewer Revenue, 5.625% due 2/15/17(c)	2,224,920
1,000,000	Harris County, TX, Hospital District Revenue, NATL, 6.000% due 2/15/15(c)	1,053,470
2,000,000	North Texas Tollway Authority Revenue, NATL, 5.125% due 1/1/28	1,968,300
3,000,000	Sabine River Authority, Texas PCR, Southwestern Electric Power Co., NATL, 4.950% due 3/1/18	2,767,050
1,000,000	Southwest Higher Education Authority Inc., Southern Methodist University Project, AMBAC, 5.500% due 10/1/19(c)	1,130,950
125,000	Tarrant County, TX, Hospital Authority Revenue, Adventist Health System-Sunbelt, 10.250% due 10/1/10(b)	128,196
175,000	Texas State Department Housing Community Affairs Home Mortgage Revenue, RIBS, GNMA/FNMA/FHLMC-Collateralized, 12.646% due 7/23/09(a)(d)(g)	195,342
	Total Texas	18,817,308
	Utah — 0.9%
	Spanish Fork City, UT, Water Revenue, FSA:
350,000	5.500% due 6/1/16(c)	393,018
1,135,000	Unrefunded Balance, 5.500% due 6/1/16	1,160,549
	Total Utah	1,553,567

See Notes to Financial Statements.

8	Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Virginia — 2.5%
	Pittsylvania County, VA, GO:
$540,000	5.500% due 2/1/22	$593,050
1,030,000	5.500% due 2/1/23	1,123,565
2,490,000	5.600% due 2/1/24	2,713,104
	Total Virginia	4,429,719
	Washington — 1.8%
2,000,000	Energy Northwest Washington Electric Revenue, Project No. 3, FSA, 5.500% due 7/1/18	2,118,140
1,000,000	Washington State Health Care Facilities Authority Revenue, Multicare Health System, 5.750% due 8/15/29	1,013,700
	Total Washington	3,131,840
	West Virginia — 0.0%
15,000	Cabell Putnam & Wayne Counties, WV, Single-Family Residence Mortgage Revenue, FGIC, 7.375% due 4/1/10(b)	15,000
	Wisconsin — 1.2%
2,000,000	La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project, 6.000% due 11/1/21(a)	2,088,440
	TOTAL INVESTMENTS — 100.0% (Cost — $175,986,831#)	$175,325,345

†	Under the Statement of Financial Accounting Standards No. 157, all securities are deemed Level 2. Please refer to Note 1 of the Notes to Financial Statements.
(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.
(e)	Maturity date shown represents the mandatory tender date.
(f)	Security is currently in default.
(g)	Residual interest bonds — coupon varies inversely with level of short-term tax-exempt interest rates.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

June 30, 2009

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

Abbreviations used in this schedule:

ACA	– American Capital Assurance – Insured Bonds
AMBAC	– American Municipal Bond Assurance Corporation – Insured Bonds
CDA	– Community Development Authority
COP	– Certificate of Participation
DFA	– Development Finance Agency
EDA	– Economic Development Authority
EFA	– Educational Facilities Authority
FGIC	– Financial Guaranty Insurance Company – Insured Bonds
FHLMC	– Federal Home Loan Mortgage Corporation
FNMA	– Federal National Mortgage Association
FSA	– Financial Security Assurance – Insured Bonds
GNMA	– Government National Mortgage Association
GO	– General Obligation
HEFA	– Health & Educational Facilities Authority
IDA	– Industrial Development Authority
INDLC	– Industrial Indemnity Company – Insured Bonds
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corporation – Insured Bonds
PCR	– Pollution Control Revenue
RIBS	– Residual Interest Bonds
Radian	– Radian Asset Assurance – Insured Bonds
XLCA	– XL Capital Assurance Inc. – Insured Bonds

SUMMARY OF INVESTMENTS BY INDUSTRY*

Pre-refunded/escrowed to maturity	19.0%
Power	14.1
Health care	14.0
Education	10.7
Local general obligation	9.8
Industrial revenue	9.5
Transportation	5.4
Water & sewer	4.6
Leasing	4.2
Solid waste/resource recovery	2.3
Housing	1.9
State general obligation	1.8
Other	1.6
Special tax obligation	1.1
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of June, 30, 2009 and are subject to change.

See Notes to Financial Statements.

10	Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

RATINGS TABLE† (unaudited)

S&P/Moody’s‡
AAA/Aaa	24.4%
AA/Aa	23.0
A	32.3
BBB/Baa	12.8
BB/Ba	1.6
NR	5.9
100.0%

†	As a percentage of total investments.
‡

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 12 and 13 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report	11

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	–	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	–	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	–

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	–

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	–

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	–	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) – Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	–

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	–

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	–

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	–

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	–

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

12	Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report

B	–

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	–	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	–	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	–	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA	–	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	–	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	–

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	–

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, and C	–

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	–	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

June 30, 2009

ASSETS:
Investments, at value (Cost — $175,986,831)	$175,325,345
Interest receivable	2,884,066
Receivable for securities sold	760,000
Prepaid expenses	15,625
Total Assets	178,985,036
LIABILITIES:
Due to custodian	1,181,145
Investment management fee payable	80,303
Directors’ fees payable	11,094
Distributions payable to auction rate cumulative preferred stockholders	1,481
Accrued expenses	105,662
Total Liabilities	1,379,685
Series M Municipal Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 per share) (Note 5)	50,000,000
TOTAL NET ASSETS	$127,605,351
NET ASSETS:
Par value ($0.001 par value; 14,032,784 shares issued and outstanding, 100,000,000 shares authorized)	$14,033
Paid-in capital in excess of par value	141,521,690
Undistributed net investment income	1,028,298
Accumulated net realized loss on investments and futures contracts	(14,297,184)
Net unrealized depreciation on investments	(661,486)
TOTAL NET ASSETS	$127,605,351
Shares Outstanding	14,032,784
Net Asset Value	$9.09

See Notes to Financial Statements.

14	Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2009

INVESTMENT INCOME:
Interest	$4,507,323
EXPENSES:
Investment management fee (Note 2)	477,923
Auction participation fees (Note 5)	62,453
Legal fees	47,447
Shareholder reports	36,659
Directors’ fees	30,184
Stock exchange listing fees	27,723
Audit and tax	21,514
Transfer agent fees	11,943
Custody fees	3,833
Insurance	2,750
Miscellaneous expenses	7,221
Total Expenses	729,650
NET INVESTMENT INCOME	3,777,673
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1, 3 AND 4):
Net Realized Loss From:
Investment transactions	(772,389)
Futures contracts	(977,066)
Net Realized Loss	(1,749,455)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	7,187,841
Futures contracts	1,841,910
Change in Net Unrealized Appreciation/Depreciation	9,029,751
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS	7,280,296
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 5)	(178,560)
INCREASE IN NET ASSETS FROM OPERATIONS	$10,879,409

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report	15

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (unaudited) AND THE YEAR ENDED DECEMBER 31, 2008	2009	2008
OPERATIONS:
Net investment income	$3,777,673	$7,729,783
Net realized loss	(1,749,455)	(2,292,192)
Change in net unrealized appreciation/depreciation	9,029,751	(14,243,880)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(178,560)	(1,703,574)
Increase (Decrease) in Net Assets From Operations	10,879,409	(10,509,863)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(2,862,688)	(5,725,376)
Decrease in Net Assets From Distributions Paid to Common Stock Shareholders	(2,862,688)	(5,725,376)
INCREASE (DECREASE) IN NET ASSETS	8,016,721	(16,235,239)
NET ASSETS:
Beginning of period	119,588,630	135,823,869
End of period*	$127,605,351	$119,588,630
* Includes undistributed net investment income of:	$1,028,298	$291,873

See Notes to Financial Statements.

16	Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

	2009[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$8.52	$9.68	$9.76	$9.66	$10.02	$10.26
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.27	0.55	0.55	0.56	0.56	0.64
Net realized and unrealized gain (loss)	0.51	(1.18)	(0.07)	0.10	(0.27)	(0.23)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.01)	(0.12)	(0.14)	(0.12)	(0.09)	(0.04)
Total income (loss) from operations	0.77	(0.75)	0.34	0.54	0.20	0.37
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM:
Net investment income	(0.20)	(0.41)	(0.42)	(0.44)	(0.56)	(0.61)
Total distributions	(0.20)	(0.41)	(0.42)	(0.44)	(0.56)	(0.61)
NET ASSET VALUE, END OF PERIOD	$9.09	$8.52	$9.68	$9.76	$9.66	$10.02
MARKET PRICE, END OF PERIOD	$8.30	$7.55	$8.66	$9.00	$8.60	$9.36
Total return, based on NAV[2,3]	9.40%	(7.56)%	3.89%	6.17%	2.41%	3.99%
Total return, based on Market Price[3]	12.73%	(8.44)%	0.79%	9.97%	(2.40)%	(2.19)%
NET ASSETS, END OF PERIOD (millions)	$128	$120	$136	$137	$136	$141
RATIOS TO AVERAGE NET ASSETS:[4]
Net expenses	1.17%[5]	1.12%	1.02%	1.14%[6]	1.23%[7]	1.14%[7]
Net expenses, excluding interest expense	1.17 [5]	1.12	1.02	1.03 [6]	1.12	1.07
Net investment income	6.08 [5]	5.89	5.67	5.82	5.89	6.34
PORTFOLIO TURNOVER RATE	8%	19%	26%	7%	18%	32%
AUCTION RATE CUMULATIVE PREFERRED STOCK:[8]
Total Amount Outstanding (000s)	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000
Asset Coverage Per Share	88,803	84,794	92,912	93,463	92,776	95,272
Involuntary Liquidating Preference Per Share[9]	25,000	25,000	25,000	25,000	25,000	25,000

1	For the six months ended June 30, 2009 (unaudited).
2

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
5	Annualized.
6

Reflects fee waivers and/or expense reimbursements. Without these fee waivers and/or expense reimbursements the ratio for gross expenses and net expenses, excluding interest would have been 1.15% and 1.03%, respectively.

7	Ratios for 2004 through 2005 were changed to reflect a correction of an immaterial amount.
8	On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock at $25,000 per share.
9	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Muni Fund Inc. (the “Fund”) was incorporated in Maryland on December 19, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18	Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term securities:
Municipal bonds†	—	$175,325,345	—	$175,325,345
Total	—	$175,325,345	—	$175,325,345

†  See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s total assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock (“Preferred Stock”).

(d) Concentration of credit risk. Since the Fund invests a portion of its assets in obligations of issuers within a single state, it may be subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting that state.

Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

20	Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating the investment management fee, the aggregate liquidation value of the Preferred Stock is not deducted in determining the Fund’s average daily net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Operations under Directors’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of June 30, 2009, the Fund had accrued $6,344 as deferred compensation payable.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$19,240,944
Sales	14,178,270

At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 4,448,099
Gross unrealized depreciation	(5,109,585)
Net unrealized depreciation	$ (661,486)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

At June 30, 2009, the Fund did not hold any derivative instruments.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures Contracts	$(977,066)	—	$(997,066)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures Contracts	$1,841,910	—	$1,841,910

5. Municipal auction rate cumulative preferred stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of Preferred Shares for tax purposes, the Fund will likely have to pay higher dividends to holders of Preferred Shares to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund paid the applicable maximum rate, which was calculated as 110% of the prevailing, 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.442% to 1.432% during the six months ended June 30, 2009. The weighted average dividend rate for the six months ended June 30, 2009 was 0.720%. At June 30, 2009, the dividend rate was 0.442%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any

22	Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report

such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee. For the period of the report and for all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, subsequent to the period of this report, effective on August 3, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended June 30, 2009, CGM earned $62,453 as a participating broker/dealer.

6. Distributions subsequent to June 30, 2009

On May 26, 2009, the Fund’s Board declared two dividends in the amount of $0.0340 per share, payable on July 31, 2009 and August 28, 2009 to shareholders of record on July 24, 2009 and August 21, 2009, respectively.

On August 13, 2009, the Fund’s Board declared three dividends in the amount of $0.037 per share, payable September 25, 2009, October 30, 2009 and November 27, 2009 to shareholders of record on September 18, 2009, October 23, 2009 and November 20, 2009, respectively.

7. Capital loss carryforward

As of December 31, 2008, the Fund had a net capital loss carryforward of approximately $9,445,254, of which $3,184,235 expires in 2010, $569,469 expires in 2011, $3,529,445 expires in 2012 and $2,162,105 expires in 2013. These amounts will be available to offset any future taxable capital gains.

8. Subsequent event

At the May 2009 meeting, the Board approved a recommendation from LMPFA to change the fiscal year-end for the Fund from December 31st to November 30th. This change will result in a “stub period” annual report being produced for the eleven-month period ending November 30, 2009.

Western Asset Intermediate Muni Fund Inc. 2009 Semi-Annual Report	23

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on April 28, 2009, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

NOMINEES	SHARES VOTED FOR ELECTION	SHARES WITHHELD
Riordan Roett	12,989,805.86	304,946.93
R. Jay Gerken	13,036,466.17	258,286.62

At June 30, 2009, in addition to Riordan Roett and R. Jay Gerken, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Jeswald W. Salacuse

24	Western Asset Intermediate Muni Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the AMEX or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such NAV. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed

Western Asset Intermediate Muni Fund Inc.	25

Dividend reinvestment plan (unaudited) continued

by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

26	Western Asset Intermediate Muni Fund Inc.

Western Asset Intermediate Muni Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb	Subadviser
R. Jay Gerken, CFA	Western Asset Management Company
Chairman
William R. Hutchinson
Riordan Roett	Custodian
Jeswald W. Salacuse	State Street Bank and Trust Company
1 Lincoln Street
Officers	Boston, Massachusetts 02111
R. Jay Gerken, CFA
President and Chief Executive Officer	Transfer agent
American Stock Transfer & Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and Treasurer	New York, New York 10038

Ted P. Becker
Chief Compliance Officer	Auction agent
Deutsche Bank
Robert I. Frenkel	60 Wall Street
Secretary and Chief Legal Officer	New York, New York 10005

Thomas C. Mandia
Assistant Secretary	Independent registered public accounting firm
KPMG LLP
Albert Laskaj	345 Park Avenue
Controller	New York, New York 10154

Steven Frank
Controller	Legal counsel
Simpson Thacher & Bartlett LLP
Western Asset Intermediate Muni Fund Inc.	425 Lexington Avenue
55 Water Street	New York, New York 10017
New York, New York 10041
American Stock Exchange Symbol
SBI

Western Asset Intermediate Muni Fund Inc.

WESTERN ASSET INTERMEDIATE MUNI FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Intermediate Muni Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX010074 8/09 SR09-877

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	September 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	September 2, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	September 2, 2009